Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund
Third Avenue Focused Credit Fund

Supplement dated September 22, 2010
to Prospectus dated March 1, 2010

Effective October 1, 2010, the following information supplements the Funds’ Prospectus dated March 1, 2010:

Decreased Holding Period for Third Avenue Focused Credit Fund Shares From One (1) Year to Sixty (60) Days

The following information supplements information on page 21 of the Prospectus under the heading “Fees & Expenses.”

	Institutional	Investor
	Class	Class
Redemption Fee/Exchange Fee
(as a percentage of amount redeemed
within 60 days or less of issuance)	2.00%	2.00%

     The following information supplements information on page 44 of the Prospectus (under the heading “Frequent Trading & Early Redemption Fee” on page 43).

Third Avenue Focused Credit Fund

Redemption Fee
(As a % of current
Holding Period	net asset value)
60 Days or Less	2.00%
Thereafter	None

     For example, if you purchase shares of Third Avenue Focused Credit Fund you will be charged a fee for any redemptions made within the following 60 days, beginning on the purchase date, and including the 60th day.

     The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. For this purpose, shares of the Third Avenue Focused Credit Fund will be treated as redeemed as follows: first, reinvested shares; second, shares held more than sixty (60) days after issuance; and third, shares held for sixty (60) days or less after issuance.

     The following information supplements information on page 45 of the Prospectus under the heading “How To Exchange Shares.”

     You may exchange shares of a class of one Fund of the Trust for shares of the same class of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge, except that a fee will be applicable upon the following: the exchange of shares of Third Avenue Focused Credit Fund held for sixty (60) days or less after issuance.